UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2012

THE PAWS PET COMPANY, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 E. Atlantic Ave, Suite C2-264, Delray Beach, FL 33483

(Address of principal executive offices, including zip code)

(561) 886 7108

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

The Paws Pet Company (the “Company”) filed an amendment (the “Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Illinois to effectuate an increase in the Company’s authorized number of shares of common stock to 350,000,000 from 100,000,000. A copy of the Amendment is attached as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 20, 2012

THE PAWS PET COMPANY, INC.

By:	/s/Andrew C. Warner
Name:	Andrew C. Warner
Title:	Chief Financial Officer